UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 07, 2022

HELIOS TECHNOLOGIES, INC.

(Exact name of Registrant as Specified in Its Charter)

Florida	0-21835	59-2754337
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7456 16th St E
Sarasota, Florida		34243
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 941 362-1200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $.001 Par Value	HLIO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Three proposals described fully in the 2022 Proxy Statement of Helios Technologies, Inc. (the “Company”) were presented for approval at the Company’s 2022 Annual Meeting of Shareholders (the “Annual Meeting”) held on June 7, 2022. As of the record date, 32,485,571 shares of common stock were outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 28,747,349 shares of common stock were represented in person or by proxy; therefore, a quorum was present.

The shareholders of the Company voted on the following three matters:

Proposal 1. Election of Directors

Philippe Lemaitre, Douglas Britt and Diana Sacchi were elected as directors to serve for a term expiring on the date of the Company’s 2025 Annual Meeting. Philippe Lemaitre and Douglas Britt were previously elected to serve as directors for a term expiring on the date of the Annual Meeting. All directors serve until their respective successors are elected and qualified or until their earlier resignation, removal from office or death. The votes cast for and withheld were as follows:

Director	For	Against	Withhold	Broker Non-Votes
Philippe Lemaitre	26,114,745	1,610,781	11,424	1,010,399
Douglas Britt	26,172,488	669,377	895,074	1,010,409
Diana Sacchi	27,710,844	15,527	10,559	1,010,418

Proposal 2. Ratification of the Appointment of Independent Registered Public Accounting Firm

The proposal to ratify the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm to audit the consolidated financial statements of the Company for the year ending December 31, 2022, as disclosed in the Company’s 2022 Proxy Statement, received the following votes:

For	28,663,754
Against	79,790
Abstain	3,804
Broker Non-Votes	N/A

Proposal 3. Advisory Vote on Executive Compensation

The proposal to approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s 2022 Proxy Statement, received the following votes:

For	27,087,198
Against	601,185
Abstain	48,554
Broker Non-Votes	1,010,411

Item 8.01 Other Events

On June 8, 2022, the Board of Directors of the Company appointed Ms. Sacchi to serve as a member of its Compensation Committee and its Nominating Committee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HELIOS TECHNOLOGIES, INC.

Date:	June 9, 2022	By:	/s/ Tricia L. Fulton
Tricia L. Fulton Chief Financial Officer (Principal Financial and Accounting Officer)